UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2025 (October 1, 2025)

Mountain Lake Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42436	98-1796213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802

PMB 45

Incline Village

NV, 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204 1489

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of a Class A ordinary share	MLACU	The Nasdaq Stock Market LLC
Class A ordinary shares	MLAC	The Nasdaq Stock Market LLC
Rights	MLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On October 1, 2025, Mountain Lake Acquisition Corp. (“SPAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“SPAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”, and together with SPAC Merger Sub, the “Pubco Subsidiaries”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company”), and Dragonfly Digital Management, LLC, a Delaware limited liability company (the “Seller”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, and subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated thereby (the “Closing” and the date and time at which the Closing is actually held, the “Closing Date”), (a) prior to the Closing, SPAC will effect a domestication under Section 388 of the DGCL and the Cayman Act (the “Domestication”), pursuant to which SPAC will transfer by way of continuation to and become a Delaware corporation, (b) at least two hours after the Domestication, SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “SPAC Merger”) and with SPAC shareholders receiving one share of non-voting Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Stock”) for each Class A ordinary share, par value $0.0001 per share, of SPAC (the “SPAC Class A Ordinary Shares”) held by such shareholder, and with each holder of SPAC Rights receiving one share of Pubco Class A Stock in exchange for every ten (10) SPAC Rights held by such holder and (c) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (the “Company Merger” and, together with the SPAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, including the Foundation Transaction, the Dragonfly Contribution and the Company Unit Subscription, the “Transactions”), and with (i) each Company member other than the Seller receiving one share of Pubco Class A Stock for each Company unit held immediately prior to the effective time of the Company Merger and (ii) the Seller receiving one share of Pubco Class A Stock and one share of Pubco Class B common stock, par value $0.01 per share (“Pubco Class B Stock” and, together with the Pubco Class A Stock, the “Pubco Stock”), for each Company unit it holds. As a result of the Mergers and the other transactions contemplated by the Business Combination Agreement, Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable law.

As additional consideration for the Company Merger (the “Additional Merger Consideration”), at the Company Merger Effective Time, Pubco will also issue to the Seller 4,000,000 shares of Pubco Class A Stock and 4,000,000 shares of Pubco Class B Stock. At the Closing, 2,000,000 shares of Pubco Class A Stock and 2,000,000 shares of Pubco Class B Stock that will be issued to Seller as part of the Additional Merger Consideration (the “Seller Earnout Shares”) will be deposited into an escrow account with Continental Stock Transfer and Trust Company (or another escrow agent reasonably acceptable to the Seller and Pubco), and will be released in tranches, all as provided in the Business Combination Agreement and the escrow agreement that will be entered by and between Seller, Pubco and the escrow agent in a form to be mutually agreed upon by the parties prior to the Closing (the “Escrow Agreement”). Unless released earlier, in accordance with the Escrow Agreement and Business Combination Agreement, the Seller Earnout Shares will be held in escrow for a period commencing on the Closing Date and ending on fifth anniversary of the Closing Date (such period, the “Escrow Period”). The Seller Earnout Shares, together with any shares received upon equitable adjustment of the Seller Earnout Shares, shall be subject to potential transfer to Pubco for no consideration (the “Seller Transfer”) at the end of the Earnout Period in the event that not all of the Triggering Events are achieved by Pubco during the Earnout Period.

The Seller Earnout Shares shall vest, no longer be subject to the Seller Transfer and shall be released from the escrow account to the Seller, in the amounts specified below, upon Pubco meeting the price milestones specified below:

(i)	on the last day of any twenty (20) consecutive trading day period after the Closing Date in which the volume weighted average price (“VWAP”) of the Pubco Class A Stock is greater than or equal to $13.00 per share (“Triggering Event I”), 666,667 shares of Pubco Class A Stock and 666,667 shares of Pubco Class B Stock;

(ii)	on the last day of any twenty (20) consecutive trading day period after the Closing date in which the VWAP of the Pubco Class A Stock is greater than or equal to $15.00 per share (“Triggering Event II”), 666,667 shares of Pubco Class A Stock and 666,667 shares of Pubco Class B Stock; and

(iii)	on the last day of any twenty (20) consecutive trading day period after the Closing date in which the VWAP of the Pubco Class A Stock is greater than or equal to $17.00 per share (“Triggering Event III”, and together with Triggering Event I and Triggering Event II, the “Triggering Events” and each a “Triggering Event”), 666,666 shares of Pubco Class A Stock and 666,666 shares of Pubco Class B Stock.

Each Triggering Event shall only occur once, if at all, and all Seller Earnout Shares not released by the end of the Earnout Period will be transferred to Pubco for no consideration, in each case as set forth in the Business Combination Agreement. If there is a change in control of Pubco during the earnout period, all remaining Seller Earnout Shares then in escrow will be released to the Seller.

In connection with the Closing, Pubco will issue two classes of Pubco common stock with different voting and economic rights. The Pubco Class A Stock will be entitled to economic rights, including the right to receive distributions in proportion to the number of shares held, and will be listed for trading on Nasdaq or another national securities exchange. The Pubco Class A Stock shall have no voting rights except (i) as required by the General Corporation Law of the State of Delaware or (ii) on any matter that adversely affects them relative to holders of any other class of stock of Pubco. These shares will be freely transferable subject to the terms of the Lock-Up Agreements (defined below) and any applicable legal restrictions. The Pubco Class B Stock will be entitled to one vote per share but will not have any economic rights and will not be listed for trading or transferable except in connection with the transfer of a share of Pubco Class A Stock to an affiliate of the Seller. The shares of Pubco Class B Stock will be cancelled pro rata upon any transfer of shares of Pubco Class A Stock to any third party by the Seller (other than to the Seller’s affiliates).

Immediately following the Closing, the Pubco Class A Stock will be held by the former SPAC shareholders, the former Company Members, and the Seller, while the Pubco Class B Stock will be held only by the Seller.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which shall not survive the Closing. Certain representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (ii) the ability of such person or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

Covenants

The Business Combination Agreement contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

The Business Combination Agreement also contains obligations of certain of the parties to use their reasonable best efforts to consummate the Transactions contemplated by the Business Combination Agreement. This includes certain obligations of SPAC, Pubco and the Company to use reasonable best efforts to take all actions and do all things necessary, proper or advisable to consummate the transactions contemplated by the Company Unit Subscription Agreements (as defined below), on the terms and conditions described therein.

Additionally, the Company shall purchase a number of AVAX equal to the gross cash proceeds from the Company Unit Subscription (as defined below) minus any and all reasonable and customary fees, commissions, or other charges (including network gas fees and exchange trading fees) incurred by the Company or its designated agent in connection with the purchase of AVAX on an arms’ length basis through a recognized digital asset exchange or broker, which shall be placed into a digital wallet held or operated by or on behalf of the Company.

SPAC and Pubco agreed, with the cooperation of the Company, as promptly as practicable after the execution of the Business Combination Agreement and after completion of the Company’s audited financial statements, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Pubco Class A Stock to SPAC shareholders and certain Company securityholders, and containing a proxy statement/prospectus for the purpose of SPAC soliciting proxies from the SPAC shareholders to approve (the “SPAC Shareholder Approval”), at an extraordinary general meeting of SPAC shareholders (the “Extraordinary General Meeting”), resolutions approving the Business Combination Agreement, the Transactions and related matters (the “SPAC Shareholder Approval Matters”) and providing SPAC shareholders an opportunity, in accordance with SPAC’s organizational documents and initial public offering prospectus, to have their SPAC Class A Ordinary Shares redeemed.

The parties agreed to take all necessary action so that effective as of the Closing, the board of directors of Pubco will consist of five individuals, each of which are to be designated by the Seller.

Conditions to the Parties’ Obligations to Consummate the Merger

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the receipt of the SPAC Shareholder Approval; (ii) the consummation of the Transactions not being prohibited by applicable law; (iii) effectiveness of the Registration Statement; and (iv) the shares of Pubco Class A Stock having been approved for listing on Nasdaq, the New York Stock Exchange or another national stock exchange.

The obligations of SPAC to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of the Company, Pubco, Pubco Subsidiaries and the Seller being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by the Company, Pubco, Pubco Subsidiaries and the Seller with their respective pre-closing covenants, (iii) no occurrence of a Material Adverse Effect with respect to the Company or Pubco, and (iv) completion of the Foundation Transaction and the Dragonfly Contribution in accordance with the Token Sale Agreement and the Contribution Agreement.

The obligations of the Company, Pubco, the Pubco Subsidiaries and the Seller to consummate (and cause to be consummated) the Transactions are also subject to, among other things: (i) the representations and warranties of SPAC being true and correct, subject to the applicable materiality standards contained in the Business Combination Agreement, (ii) material compliance by SPAC with their applicable pre-closing covenants, (iii) no occurrence of a Material Adverse Effect with respect to SPAC since the date of the Business Combination Agreement which is continuing and uncured, and (iv) the Sponsor having performed in all material respects its obligations required under the Sponsor Support Agreement (as defined below).

Termination

The Business Combination Agreement contains certain termination rights, including, among others and subject to certain conditions and limitations, the following: (i) upon the mutual written consent of SPAC and the Seller, (ii) by either SPAC or the Seller, if the conditions to closing set forth therein have not occurred or been waived by the one-year anniversary of the Business Combination Agreement (the “Outside Date”), (iii) by either SPAC or the Seller if a governmental authority issues a final, non-appealable order permanently enjoining or prohibiting the Transactions, (iv) by either SPAC or the Seller, as a result of material breach by or non-performance of the other party and such breach or non-performance gives rise to a failure of a condition precedent and cannot or has not been cured within the earlier of (a) 20 days after written notice of such breach is provided to SPAC by the Seller and (b) five business days prior to the Outside Date, (v) by the Seller if, prior to SPAC obtaining the SPAC Shareholder Approval, the SPAC board has made a change in its recommendation; and (vi) by SPAC or the Seller, if the Extraordinary General Meeting is held and has concluded, SPAC shareholders have duly voted, and the SPAC Shareholder Approval was not obtained.

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, each party will remain liable for willful breaches of the Business Combination Agreement or for fraud claims prior to termination. Notwithstanding the foregoing, Pubco will also bear all fees, costs and expenses incurred by any party or any of its affiliates in connection with the filing of the Registration Statement with the SEC and submitting a listing application for Pubco Class A Stock to Nasdaq.

Trust Account Waiver

The Company, Pubco, Pubco Subsidiaries and the Seller agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in SPAC’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement and the terms of which are incorporated by reference herein. The filing of the Business Combination Agreement herewith provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations, warranties and covenants in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations, warranties and covenants in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC entered into a Sponsor Support Agreement with the Sponsor and Pubco (the “Sponsor Support Agreement”), pursuant to which, among other things, the Sponsor agreed (i) to vote its SPAC ordinary shares in favor of the Business Combination Agreement and the Transactions and each of the SPAC Shareholder Approval Matters, (ii) to vote its SPAC ordinary shares against any alternative transactions, (iii) to comply with the restrictions imposed by the letter agreement, dated as of December 12, 2024 (the “Insider Letter”), by and among SPAC, the Sponsor, and the officers and directors of SPAC at the time of its initial public offering, including the restrictions on transfer and redemption of SPAC Ordinary Shares in connection with the Transactions, and (iv) subject to and conditioned upon the Closing, to waive any anti-dilution rights that would otherwise result in the Class B ordinary shares, par value $0.0001 per share, of SPAC converting into SPAC Class A Ordinary Shares on a greater than one-for-one basis.

In addition, the Sponsor agreed to effect certain security cancellations and to deposit certain Pubco Class A Stock issued to it at Closing into escrow in connection with the Closing. Specifically, immediately prior to the SPAC Merger Effective Time, the Sponsor will (i) deliver to SPAC for cancellation, for no consideration, 495,000 Private Placement Units and 4,387,500 Founder Shares, and (ii) 1,600,000 shares of Pubco Class A Stock to be issued to the Sponsor at Closing (of the total 2,800,000 shares to be issued to the Sponsor as a result of the SPAC share conversion) (the “Sponsor Earnout Shares”), will be deposited into an escrow account with Continental Stock Transfer and Trust Company (or another escrow agent reasonably acceptable to the Sponsor and the Company), and will be released in tranches, as provided in the Sponsor Support Agreement and an escrow agreement that shall be in a form to be mutually agreed upon by the Sponsor, Pubco and the escrow agent prior to the Closing (the “Sponsor Escrow Agreement”). The Sponsor agreed that all of the Sponsor Earnout Shares, together with any shares received upon equitable adjustment of the Sponsor Earnout Shares, shall be subject to potential transfer to Pubco for no consideration (the “Sponsor Transfer”) at the end of the Earnout Period in the event that not all of the Triggering Events are achieved by Pubco.

The Sponsor Earnout Shares shall vest, no longer be subject to the Sponsor Transfer and shall be released from the escrow account to the Sponsor, in the amounts specified below, upon Pubco meeting the price milestones specified below:

(i)	Upon the occurrence of Triggering Event I, 533,333 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor;

(ii)	Upon the occurrence of Triggering Event II, 533,333 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor; and

(iii)	Upon the occurrence of Triggering Event III, 533,334 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor.

Pursuant to the Sponsor Support Agreement, the parties agreed that prior to the Closing they would enter into an amendment to the Insider Letter, to amend certain terms relating to transfer restrictions applicable to the shares held by the Sponsor. Sponsor also agreed to use its reasonable best efforts to cause BTIG, LLC (“BTIG”), the underwriter of SPAC’s initial public offering, to forfeit all deferred underwriting fees in excess of $1,000,000 and to use reasonable efforts to cause BTIG to deliver all of the 310,000 Private Placement Units it holds for cancellation. Further, the Sponsor also agreed, subject to and effective as of the Closing, to irrevocably and unconditionally release and waive any and all claims it may have against SPAC, Pubco and the Company or their respective affiliates arising on or prior to the Closing, subject to customary carve-outs.

The Sponsor Support Agreement and certain of its provisions will terminate and be of no further force or effect upon the earlier to occur of the Closing and the valid termination of the Business Combination Agreement pursuant to its terms and, if the Business Combination Agreement is terminated pursuant to its terms, all provisions of the Sponsor Support Agreement will terminate and be of no further force or effect.

The Sponsor Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement and the terms of which are incorporated by reference herein.

Lock-Up Agreements

Concurrently with the Closing, the SPAC, the Sponsor and the SPAC insiders will enter into a Lock-Up Agreement with Pubco (the “Sponsor Lock-Up Agreement”), and certain holders of shares of Pubco Stock will also enter into a Lock-Up Agreement with Pubco in substantially the same form as the Sponsor Lock-Up Agreement (the “Seller Lock-Up Agreement,” collectively with the Sponsor Lock-Up Agreement, the “Lock Up Agreements”), pursuant to which such parties agree that the shares of Pubco Class A Stock received by them in connection with the Business Combination, and any other securities convertible into or exercisable or exchangeable for Pubco Stock, will be subject to transfer restrictions, as described below, with certain customary exceptions.

Under the Lock-Up Agreements, the Restricted Securities (as defined therein) will be subject to transfer restrictions until the earlier of (i) 180 days following the date of the Closing (the “Anniversary Release”); provided, that if the VWAP of Pubco Class A Stock equals or exceeds $12.50 per share for any 20 consecutive trading days following the Closing, the Anniversary Release will be deemed to occur at 11:59 p.m. New York City time on such 20th consecutive trading day, and (ii) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all Pubco shareholders having the right to exchange their shares of Pubco Stock for cash, securities or other property (the “Lock-Up Period”). The Lock-Up Agreements include customary exceptions to the transfer restrictions, including transfers to affiliates, family members, charitable organizations and in connection with certain tax or estate planning transactions, provided that the transferee agrees to be bound by the same restrictions for the remainder of the Lock-Up Period. Any transfer in violation of the Lock-Up Agreements will be null and void, and Pubco is authorized to impose stop-transfer instructions with respect to any such Restricted Securities during the Lock-Up Period.

The form of Lock-Up Agreements are filed as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreements and the terms of which are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

Concurrently with the Closing, Pubco, SPAC, the Sponsor, the Seller, Avalanche (BVI), Inc., a company incorporated in the British Virgin Islands (“Avalanche BVI”), Avalanche Cayman, a Cayman Islands exempted company (“Avalanche Cayman” and together with Avalanche BVI, the “Foundation”) and certain securityholders shall enter into an amended and restated registration rights agreement, which will add Pubco as a party and cover the resale of the shares of Pubco Stock held by the Sponsor, the Seller, the Foundation and such other securityholders (the “Amended and Restated Registration Rights Agreement”), which provides for customary demand registration rights, piggyback registration rights and shelf registration rights for the benefit of the holders of Pubco Stock named therein, subject to customary cutbacks and issuer suspension rights. The Amended and Restated Registration Rights Agreement also includes customary provisions relating to underwriting participation, registration expenses, indemnification and coordination of sales in underwritten offerings, and will become effective upon the Closing and will supersede SPAC’s existing registration rights agreement in its entirety.

The form of Amended and Restated Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement and the terms of which are incorporated by reference herein.

Company Unit Subscription Agreement

Concurrently with the execution of the Business Combination Agreement, Pubco, the Company and SPAC entered into subscription agreements (collectively, the “Company Unit Subscription Agreements”) with certain investors (the “Company Unit Investors”), pursuant to which the Company Unit Investors agreed to purchase, payable in cash or USD Coin (“USDC”), unlocked AVAX or locked AVAX, and the Company agreed to issue and sell, approximately $274 million worth of Company Class A units (the “Subscribed Units”) at a price of $10.00 per Subscribed Unit, in a private placement (the “Company Unit Subscription”), upon the terms and subject to the conditions set forth therein. Company Unit Investors received a number of Subscribed Units equal to the quotient of (i) the Subscription Price and (ii) $10.00 (the “Per Unit Price”). “Subscription Price” means (a) if the Company Unit Investor elected to subscribe for the Subscribed Units with cash or USDC, the amount contributed as set forth on the signature page to its Company Unit Subscription Agreement, or (b) if the Company Unit Investor elected to subscribe for the Subscribed Units with AVAX, an amount (in USD) equal to the product of (x) the amount of AVAX contributed as set forth on the signature page to its Company Unit Subscription Agreement and (y) the applicable Signing AVAX Price. “Signing AVAX Price” means the VWAP of AVAX denominated in USD as calculated from all executed trades on Binance (or its successor primary spot exchange) over the five-day period ending at 8:00 p.m. New York City time on September 29, 2025.

The Company Unit Subscription Agreements were executed concurrently with the Business Combination Agreement. Each Company Unit Investor was required to fund its respective cash or USDC within three business days following the execution date of the Company Unit Subscription Agreement, and fund its AVAX as soon as reasonably possible after the execution date of the Company Unit Subscription Agreement, in any case on or prior to November 7, 2025, in accordance with the terms of the Company Unit Subscription Agreements.

At the Company Merger Effective Time, each Subscribed Unit held by Company Unit Investors will be converted automatically into one share of Pubco Class A Stock.

Pursuant to the Company Unit Subscription Agreement, Pubco agreed to use commercially reasonable efforts to cause the Pubco Class A Stock into which the Subscribed Units will be converted upon consummation of the Company Merger to be registered on the Registration Statement. If such securities cannot be registered on the Registration Statement, Pubco agreed to file or confidential submit a resale registration statement within 30 days following the Closing Date.

The form of Company Unit Subscription Agreement is filed as Exhibits 10.5 to this Current Report on Form 8-K, and the foregoing description thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the Company Unit Subscription Agreement and the terms of which are incorporated by reference herein.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 and below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein, to the extent applicable. Neither the Subscribed Units to be issued pursuant to the Company Unit Subscription Agreements, the Seller Units issued pursuant to the Dragonfly Contribution nor the Foundation Shares (in each case as defined below) will be registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01. Other Events.

Contribution Agreement

Concurrently with the execution of the Business Combination Agreement and the TSA (as defined below), the Seller, the Company, Pubco, Avalanche BVI and Avalanche Cayman, entered into an asset sale and contribution agreement (the “Contribution Agreement”), pursuant to which, on the date of the Business Combination Agreement: (a) the Foundation agreed to sell a minimum of $200 million of AVAX tokens on a pre-discount basis to the Company on the terms and subject to the conditions set forth in a Token Sale Agreement (the “TSA”) by and between the Company and the Foundation (the “Foundation Transaction”), and (b) the Seller agreed to contribute, directly and indirectly through certain related funds, 1,960,040 AVAX tokens to the Company in exchange for 5,805,638 Company units (the “Seller Units”) (the “Dragonfly Contribution”).

The Contribution Agreement included certain covenants including (i) an 18-months exclusivity in favor of the Company on sale of AVAX by the Foundation in Competing Transactions (as defined in the Contribution Agreement), (ii) a right of first refusal in favor of the Company for AVAX sale other than in Competing Transactions during the Covered Period, (iii) a 5-year right of first refusal in favor of the Foundation for sales of AVAX sold by the Company in one or more transactions, each exceeding certain thresholds. The Foundation is also granted the right to designate a board member in Pubco for a period of 5 years from the Closing date (extendable in case of further sales on terms similar to the terms in the TSA before the expiration of the 5 years).

The Contribution Agreement may be terminated prior to the Closing as follows: (a) by the mutual written consent of the parties thereto and SPAC; or (b) automatically with no further action required by the parties thereto if the Business Combination Agreement is terminated in accordance with its terms.

The Contribution Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Contribution Agreement and the terms of which are incorporated by reference herein.

Token Sale Agreement

Concurrently with the execution of the Business Combination Agreement and the Contribution Agreement, the Company, Pubco, Avalanche BVI and Avalanche Cayman entered into the TSA, pursuant to which, on the date of the Business Combination Agreement, the Foundation agreed to sell a minimum of $200 million of AVAX tokens on a pre-discount basis to the Company in exchange for (i) $50 million in cash or USDC and (ii) $30 million in the form of 3,000,000 shares of Pubco Class A Stock (the “Foundation Shares”). If at any time following the Closing Date, the Pubco Class A Stock cease to be nonvoting securities and at such time the Foundation owns a number of Foundation Shares in excess of 4.7% of the then-outstanding Pubco Class A Stock (the “Maximum Percentage”), the Foundation may request to exchange the number of Foundation Shares in excess of the Maximum Percentage for an equal number of pre-funded warrants convertible, at the Foundation’s request, into Pubco Class A Stock on a one-to-one basis. The AVAX tokens delivered pursuant to the TSA are subject to certain restrictions for 5 years following the date of the TSA. The TSA shall be terminated upon termination of the Contribution Agreement.

The TSA is filed as Exhibit 99.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the TSA and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

Pubco and the Company intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of SPAC and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of SPAC as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. SPAC and/or Pubco will also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, THE COMPANY, PUBCO AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by SPAC and Pubco, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Mountain Lake Acquisition Corp., 930 Tahoe Blvd STE 802 PMB 45, Incline Village, NV 89451; phone number: (775) 204-1489.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The Company Units to be issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

SPAC, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of SPAC’s securities are, or will be, contained in SPAC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination, including the names and interests of the Company and Pubco’s directors and executive officers, will be set forth in the Proxy Statement/Prospectus, which is expected to be filed by Pubco and the Company with the SEC. Investors and security holders may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

The information contained in this Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of SPAC, the Company or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Proposed Transactions, including, expectations, hopes, beliefs, intentions, plans, prospects, financial results, strategies and other statements relating to SPAC, Pubco, the Company and the Proposed Transactions and statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets held by the Company, the price and volatility of AVAX, AVAX’s growing prominence as a digital asset and as the foundation of a new monetary system, AVAX’s ability to hedge inflation and economic uncertainty, Pubco’s listing on an applicable securities exchange, the economic conditions surrounding AVAX, Pubco’s planned business strategy including Pubco’s ability to grow its shareholders’ ownership of AVAX over time, generate AVAX yield, partner with AVAX technology companies and produce and provide AVAX-related advisory and other services, Pubco’s ability to catalyze the fusion of AVAX into finance and capital markets, Pubco’s ability to access legacy AVAX investors, any projected outcomes or expectations of crypto treasury strategies or businesses, expectations of AVAX to perform as a superior treasury asset, Pubco’s plans and use of proceeds, objectives of management for future operations of Pubco, pro forma ownership of Pubco, the upside potential and opportunity for investors relating to participation in the Private Placement or any future securities resulting from any Proposed Transactions, any pro forma values associated with any Proposed Transactions or with Pubco, any proposed transaction structures and offering terms, plans and expectations for AVAX adoption, value creation, investor benefits and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Transactions, any expected benefits, future scaling and efficiency upgrades associated with AVAX and any expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities; the risk that the Business Combination may not be completed by SPAC’s business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Business Combination, including the approval of SPAC’s shareholders, or any of the Private Placement; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Pubco Class A Stock; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of Pubco to obtain or maintain the listing of its securities any stock exchange on which Pubco Class A Stock will be listed after closing of the Business Combination; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of AVAX; the risk that Pubco’s Class A Stock price will be highly correlated to the price of AVAX and the price of AVAX may decrease at any time after the closing of the Proposed Transactions; risks related to increased competition in the industries in which Pubco will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding AVAX; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, Pubco experiences difficulties managing its growth and expanding operations; challenges in implementing Pubco’s business plan, including AVAX-related advisory services and other AVAX-related services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Pubco Class A Stock will be listed or by the SEC, which may impact the ability to list Pubco Class A Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company, SPAC, Pubco or others following announcement of the Business Combination; and those risk factors discussed in documents of Pubco, the Company, or SPAC filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of SPAC dated as of December 12, 2024 and filed by SPAC with the SEC on December 13, 2024, SPAC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q on file, and to be filed, with the SEC and the Proxy Statement/Prospectus that will be filed by Pubco and the Company, and other documents filed by SPAC and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of SPAC, Pubco or the Company presently know or that none of SPAC, Pubco or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of SPAC, Pubco or the Company assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of SPAC, Pubco or the Company gives any assurance that any of SPAC, the Company or Pubco will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by SPAC, Pubco or the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1+†	Business Combination Agreement, dated as of October 1, 2025, by and among SPAC, Pubco, SPAC Merger Sub, Company Merger Sub, the Company and the Seller.
10.1†	Sponsor Support Agreement, dated as of October 1, 2025, by and among Sponsor, SPAC and Pubco
10.2†	Form of Sponsor Lock-Up Agreement, by and among Pubco, Sponsor, insiders and the undersigned holders thereto
10.3†	Form of Seller Lock-Up Agreement, by and between Pubco and the undersigned holders thereto
10.4	Form of Amended and Restated Registration Rights Agreement, by and among Pubco, SPAC, Sponsor and the undersigned holders thereto.
10.5+†	Form of Company Unit Subscription Agreement, dated as of October 1, 2025, by and among SPAC, Pubco, the Company and certain undersigned subscriber thereto.
99.1†	Contribution Agreement, dated as of October 1, 2025, by and among the Seller, the Company, Pubco, Avalanche BVI and Avalanche Cayman
99.2†	Token Sale Agreement, dated as of October 1, 2025, by and among the Company, Pubco, Avalanche BVI and Avalanche Cayman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. SPAC will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN LAKE ACQUISITION CORP.

Date: October 7, 2025	By:	/s/ Paul Grinberg
Name: Paul Grinberg
Title: Chief Executive Officer and Chairman of the Board